                              CONVERSION AGREEMENT


                  THIS CONVERSION AGREEMENT is made and entered into on September 30, 2004, by and between NOCOPI TECHNOLOGIES, INC., a Maryland corporation (the "Company") and the persons indicated on the signature page below (each, an "Lender" and collectively, the "Lenders").

                                    PREAMBLE

                  The Lenders are holders of demand loans made to the Company in the aggregate principal amount of $149,900 (the "Loans") as more particularly detailed on Exhibit A hereto. None of the Loans are evidence by a written promissory note. The Lenders desire to convert the Loans into shares of Common Stock of the Company and the Company desires to issue such shares to the Lenders, in accordance with the terms and condition contained herein.

                  NOW THEREFORE, for and in consideration of the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

         1. CONVERSION OF LOANS. The Lenders and the Company agree that, on the date hereof, the Lenders shall convert the entire principal balance of and accrued interest due on, the Loans into shares of Common Stock, par value $0.01 per share, of the Company as shown on Exhibit A hereto (the "Shares"). The amount of the Shares issued to each Lender shall be the amount derived by dividing the principal balance and accrued interest due on the Loans by $0.10, the per share market value of the Common Stock, and rounded down to the nearest whole number of shares.

         2. PROCEDURES; CANCELLATION OF LOAN. Upon execution of this Agreement, the Loans shall be deemed paid in full and the Company is hereby released from all further obligations under the Loans. The Company shall promptly cause a share certificate to be issued to each Lender for the applicable number of shares of Common Stock.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Lenders to enter into this Agreement and to consummate the transactions provided for herein, the Company hereby represents and warrants as follows:

            (a) Organization, Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland. The Company has the requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and enter into and perform its obligations under this Agreement.

            (b) Authorization of Agreements, Etc. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the execution, delivery and performance of this Agreement and the issuance of the Shares has been duly and validly taken. This Agreement will be, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

            (c) Authorized Capital Stock. The issuance and sale of the Shares is not subject to any preemptive right of shareholders of the Company or to any right of first refusal or other right in favor of any person. The shares of Common Stock to be issued pursuant to this Agreement, when issued in accordance with the terms of this Agreement, will be, duly authorized and validly issued, fully paid and non-assessable.

         4. REPRESENTATIONS AND WARRANTIES OF THE LENDERS. Each Lender represents and warrants to the Company as follows:

            (a) The Lender acknowledges and agrees that the Lender's Loan is not evidenced by a written promissory note or any other written instrument purporting to evidence the terms of the Lender's Loan.

            (b) The Lender acknowledges that the Shares have not been registered under U.S. Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, and are being offered and sold pursuant to an exemption from registration contained in the Securities Act and such state laws based in part upon the representations of the Lenders contained herein. The Lender also understands and acknowledges that no federal or state agency has made any recommendation or endorsement of the Shares.

            (c) The Shares are being acquired for the Lender's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof. The Lender has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition of the Shares.

            (d) The Lender acknowledges that the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws, or is exempt from such registration. The Lender understands that a restrictive legend will be placed on the certificate for the Shares and related stop transfer instructions will be entered with the Company's transfer agent.

            (e) This Agreement constitutes the legal, valid and binding obligation of the Lender enforceable against the Lender in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

            (f) The Lender has had access to and has obtained all material information concerning the Company and its business and financial condition, operations, prospects and investments, has personally made such independent investigations of the Company as he deems necessary and advisable and has been supplied with all information and data which he believes is necessary to reach an informed decision as to the advisability of acquiring the Shares upon the terms and conditions contained herein.

            (g) The Lender is an "accredited investor" as defined in Regulation D under the Securities Act, in that the Lender is an individual with a net worth in excess of $1,000,000.

            (h) The Lender has such experience in financial and business matters such that he is capable of evaluating the merits and risks of acquiring the Shares hereunder.

         5. MISCELLANEOUS.

            (a) Survival. This Agreement shall inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party hereto.

            (b) Counterparts, etc. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. The parties may deliver execution copies of this Agreement by delivery of signature pages by fax transmission, provided that such delivery is thereafter followed, within a reasonable time, with delivery of originally executed signature pages.

            (c) Entire Agreement etc. This Agreement constitutes the entire contract between the parties hereto and shall supersede and take the place of any other instrument purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby.

            (d) Governing Law. This Agreement, including the validity thereof and the rights and obligations of the parties hereunder and thereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania (without regard to its choice of law provisions).

                  [Remainder of Page Left Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       THE COMPANY:

                                       NOCOPI TECHNOLOGIES, INC.


                                       By: /s/ Rudolph A. Lutterschmidt
                                       ---------------------------------------
                                       Title: Chief Financial Officer


                                       THE INVESTORS:

                                       /s/ Ross L. Campbell
                                       ---------------------------------------
                                       Ross L. Campbell

                                       /s/  Michael A. Feinstein, M.D.
                                       ---------------------------------------
                                       Michael A. Feinstein, M.D.

                                       /s/  Kathleen Patrick, M.D.
                                       ---------------------------------------
                                       Kathleen Patrick, M.D.

                                    EXHIBIT A

                             SCHEDULE OF CONVERSION

                                                                                       MARKET       NUMBER OF
                                                        ACCRUED                       VALUE OF    SHARES TO BE
LENDER                                  PRINCIPAL      INTEREST*      TOTAL LOAN       SHARES        ISSUED
----------------------------------    --------------------------------------------- -----------------------------

 ROSS L. CAMPBELL                        $70,000        $11,629        $81,629         $0.10         816,290
 MICHAEL A. FEINSTEIN, M.D.               37,900          7,008         44,908          0.10         449,080
 KATHLEEN PATRICK, M.D.                   42,000          6,857         48,857          0.10         488,570
                                        --------        -------       --------                     ---------
                                        $149,900        $25,494       $175,394                     1,753,940
                                        ========        =======       ========                     =========

* Interest rate - 7%